SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2003

CRESCENT FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

North Carolina	000-32951	56-2259050
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1005 High House Road, Cary, North Carolina 27513

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 460-7770

Not Applicable

(Former address of principal executive offices)

Item 2.	Acquisition or Disposition of Assets.

(a) On August 29, 2003, pursuant to an Agreement and Plan of Merger dated March 12, 2003 (the “Agreement”) between the Registrant, Crescent State Bank (the Registrant’s wholly-owned subsidiary) and Centennial Bank (“Centennial”), which was approved by shareholders at the annual meeting of shareholders on July 22, 2003, Centennial Bank was merged with and into Crescent State Bank with Crescent State Bank as the surviving corporation. Under the terms of the Agreement, 50% of the issued and outstanding shares of Centennial Bank common stock were exchanged for shares of the Registrant’s $1.00 par value common stock at an exchange ratio of 0.9323 shares of the Registrant’s common stock for each share of Centennial Bank common stock and 50% of the issued and outstanding shares of Centennial common stock were exchanged for cash at the rate of $10.11 per share.

In connection with the merger, the board of directors of the Registrant was reconstituted by increasing the number of directors from 9 to 10 to include one former director of Centennial Bank, Francis R. Quis, Jr.

(b) Pursuant to the Agreement, the Registrant has acquired all assets of Centennial Bank including plant, equipment, and physical property, which all were used in the business of banking and other such business as is closely related to banking. The Registrant intends to continue using this plant, equipment, and physical property in the same manner as Centennial Bank prior to the merger. The Registrant intends to continue banking operations at Centennial Bank’s existing branch offices under the name Crescent State Bank. The merger received the approval of the FDIC and the North Carolina Banking Commission.

Item 5.	Other Events.

On September 2, 2003, the Registrant released a press release (the “Press Release”) announcing the successful consummation of its acquisition of Centennial Bank, Southern Pines, North Carolina and the merger of Centennial Bank with and into its wholly-owned subsidiary, Crescent State Bank. The Press Release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

Item 7.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

1.	The audited consolidated statements of condition of Centennial Bank as of December 31, 2002 and 2001, and the related consolidated statements of income, shareholders’ equity and cash flows for the years ended December 31, 2002 and December 31, 2001, and the related notes and report of independent auditors thereto are incorporated by reference to Exhibit 13.3 to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (333-104914) filed May 22, 2003.

(b)	Pro Forma Financial Information.

1.	Registrant and Centennial Bank unaudited pro forma condensed combined balance sheets at March 31, 2003, the unaudited pro forma condensed combined statements of income for the three months ended March 31, 2003 and for the year ended December 31, 2002, and the related notes to the unaudited pro forma condensed combined financial information and the unaudited pro forma combined capitalization at March 31, 2003 are incorporated by reference to Registrant’s Registration Statement on Form S-4 (333-104914) filed May 5, 2003.

(c)	Exhibits

1.	The Agreement and Plan of Merger by and between the Registrant, Crescent State Bank and Centennial Bank is incorporated by reference to Appendix I to the Joint Proxy Statement-Prospectus contained in Registrant’s Registration Statement on Form S-4 (333-104914) filed May 5, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL CORPORATION

By:	/s/ MICHAEL G. CARLTON
Michael G. Carlton President and Chief Executive Officer

Dated: September 8, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release

5